CUSIP NO. 412552-10-1             13D                        Page 10 of 29 Pages





                                                                       EXHIBIT A


Name:                                        NAR Group Limited

Place of Organization:                       British Virgin Islands

Principal Business:                          A holding company

Address of Principal Business:               P.O. Box 438
                                             Road Town, Tortola
                                             British Virgin Islands

Address of Principal Office:                 P.O. Box 438
                                             Road Town, Tortola
                                             British Virgin Islands

CUSIP NO. 412552-10-1             13D                        Page 11 of 29 Pages




                                                                       EXHIBIT A


Name:                                        Intercontinental Mining & Resources
                                               Incorporated

Place of Organization:                       British Virgin Islands

Principal Business:                          A holding company

Address of Principal Business:               P.O. Box 438
                                             Road Town, Tortola
                                             British Virgin Islands

Address of Principal Office:                 P.O. Box 438
                                             Road Town, Tortola
                                             British Virgin Islands

CUSIP NO. 412552-10-1             13D                        Page 12 of 29 Pages




                                                                       EXHIBIT A


Name:                                        Quadrant Capital Corp.

Place of Organization:                       Delaware, U.S.A.

Principal Business:                          A holding company

Address of Principal Business:               c/o Quadrant Management, Inc.
                                             127 East 73rd Street
                                             New York, New York  10021

Address of Principal Office:                 c/o Quadrant Management, Inc.
                                             127 East 73rd Street
                                             New York, New York  10021

CUSIP NO. 412552-10-1             13D                        Page 13 of 29 Pages




                                                                       EXHIBIT A


Name:                                        Alan Grant Quasha

Business Address:                            c/o Quadrant Management, Inc.
                                             127 East 73rd Street
                                             New York, New York  10021

Principal Occupation:                        Business Executive
                                             President of Quadrant Management,
                                               Inc.
                                             (see above address)

Citizenship:                                 United States

CUSIP NO. 412552-10-1             13D                        Page 14 of 29 Pages




                                                                       EXHIBIT A


Name:                                        Richemont Group Limited

Place of Organization:                       British Virgin Islands

Principal Business:                          A holding company

Address of Principal Business:               CITCO Building
                                             Wickhams Cay
                                             Road Town, Tortola
                                             British Virgin Islands

Address of Principal Office:                 CITCO Building
                                             Wickhams Cay
                                             Road Town, Tortola
                                             British Virgin Islands

CUSIP NO. 412552-10-1             13D                        Page 15 of 29 Pages




                                                                       EXHIBIT A


Name:                                        Richemont S.A.

Place of Organization:                       Luxembourg

Principal Business:                          A holding company

Address of Principal Business:               24-26 avenue de la Liberte
                                             BP 1443
                                             L-1930 Luxembourg

Address of Principal Office:                 24-26 avenue de la Liberte
                                             BP 1443
                                             L-1930 Luxembourg

CUSIP NO. 412552-10-1             13D                        Page 16 of 29 Pages




                                                                       EXHIBIT A


Name:                                        Compagnie Financiere Richemont AG

Place of Organization:                       Zug, Switzerland

Principal Business:                          A holding company

Address of Principal Business:               Rigistrasse 2
                                             6300 Zug, Switzerland

Address of Principal Office:                 Rigistrasse 2
                                             6300 Zug, Switzerland

CUSIP NO. 412552-10-1             13D                        Page 17 of 29 Pages




                                                                       EXHIBIT A


Name:                                        Compagnie Financiere Ehrbar

Place of Organization:                       Zug, Switzerland

Principal Business:                          A holding company

Address of Principal Business:               Rigistrasse 2
                                             6300 Zug, Switzerland

Address of Principal Office:                 Rigistrasse 2
                                             6300 Zug, Switzerland

CUSIP NO. 412552-10-1             13D                        Page 18 of 29 Pages




                                                                       EXHIBIT A


Name:                                        Evansville Limited

Place of Organization:                       British Virgin Islands

Principal Business:                          A holding company

Address of Principal Business:               P.O. Box 438
                                             Road Town, Tortola
                                             British Virgin Islands

Address of Principal Office:                 P.O. Box 438
                                             Road Town, Tortola
                                             British Virgin Islands

CUSIP NO. 412552-10-1             13D                        Page 19 of 29 Pages




                                                                       EXHIBIT A


Name:                                        Phyllis Quasha Revocable Trust

Place of Organization:                       Bermuda

Principal Business:                          A personal trust

Address of Principal Business:               c/o Bermuda Trust Company Limited
                                             Bank of Bermuda Building
                                             Front Street
                                             Hamilton, Bermuda HM11

Address of Principal Office:                 c/o Bermuda Trust Company Limited
                                             Bank of Bermuda Building
                                             Front Street
                                             Hamilton, Bermuda HM11

CUSIP NO. 412552-10-1             13D                        Page 20 of 29 Pages




                                                                       EXHIBIT A


Name:                                        Phyllis Grant Quasha

Residence Address:                           Flat 6, 31 Pont Street
                                             London SW1, England

Principal Occupation:                        Private investor

Citizenship:                                 Australia